UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the discussion of Item 8.01 below, on May 20, 2015, Carriage Services, Inc. (the “Company”) entered into a Sixth Amendment (“Sixth Amendment”) to its Credit Agreement dated August 30, 2012 with its lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Credit Agreement”). The Sixth Amendment provides that, among other things, the Company may repurchase its equity interests so long as at the time of such purchase (i) no default shall have occurred and be continuing under the Credit Agreement, (ii) the Company shall have at least $15 million of unrestricted cash and undrawn borrowing capacity under the Credit Agreement and (iii) the Senior Secured Leverage Ratio (as defined in the Credit Agreement) is less than 3.25 to 1.00.
The foregoing description of the Sixth Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is hereby incorporated by reference herein.

ITEM 7.01    REGULATION FD

On May 21, 2015, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program, the details of which are set forth in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01    OTHER EVENTS

On May 19, 2015, the Board of Directors approved a share repurchase program authorizing the Company to purchase up to an aggregate of $25 million of the Company’s common stock. The share repurchase program is in accordance with Rule 10b-18 of the Exchange Act. Subject to applicable rules and regulations, the shares may be purchased from time to time in the open market or in privately negotiated transactions. Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as market conditions, legal requirements and other business considerations.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits. The following are furnished as part of this current report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Sixth Amendment to Credit Agreement, dated August 30, 2012, by and among the Company, Bank of America, N.A., as Administrative Agent, and the other lenders party thereto.

99.1	Press Release dated May 21, 2015, announcing the approval of a share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 22, 2015	By:	/s/ Melvin C. Payne
Melvin C. Payne
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Sixth Amendment to Credit Agreement, dated August 30, 2012, by and among the Company, Bank of America, N.A., as Administrative Agent, and the other lenders party thereto.

99.1	Press Release dated May 21, 2015, announcing the approval of a share repurchase program.